U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 24, 2005
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                                GREATBATCH, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                      1-16137                16-1531026
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(State or other jurisdiction of   (Commission File Number)   (IRS Employer
        incorporation)                                       Identification No.)


      9645 Wehrle Drive, Clarence, New York                         14031
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     (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (716) 759-5600
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                                    Not Applicable
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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

               On May 24, 2005, the board of directors of Greatbatch, Inc. appointed Thomas J. Hook, age 42, as President of the company. Mr. Hook has served as the company's Executive Vice President and Chief Operating Officer since September 2004. Beginning in 2002, Mr. Hook was employed by CTI Molecular Imaging where he served most recently as President, CTI Solutions Group. From March 2000 to July 2002, Mr. Hook was General Manager, Functional and Molecular Imaging for General Electric Medical Systems. Mr. Hook accepted employment with the company pursuant to an offer of employment letter dated August 9, 2004. The material terms of this employment letter are described in the company's most recent definitive Proxy Statement on Schedule 14A filed with the SEC on April 29, 2005, and such description is incorporated in this report by reference. In connection with his appointment, Mr. Hook's annual salary was increased from $325,000 to $350,000.

               On May 31, 2005, the company issued a press release to announce Mr. Hook's appointment. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated in this report by reference.

Item 9.01.  Financial Statements and Exhibits

               (c) Exhibits

               99.1 Press Release dated May 31, 2005


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       GREATBATCH, INC.
Dated:  May 31, 2005
                                       By: /s/ Lawrence P. Reinhold
                                         --------------------------------------
                                            Lawrence P. Reinhold
                                            Executive Vice President and
                                            Chief Financial Officer


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EXHIBIT
NUMBER                 DESCRIPTION
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99.1                   Press Release of Greatbatch, Inc. dated May 31, 2005.